                                 CORRESPONDENCE
                      Certification Pursuant to 906 by CFO

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1250,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Power 3 Medical  Products,  Inc. (the
"Company") on Form 10-QSB for the period ending March 31, 2004 as filed with the
Securities and Exchange Commission on the date hereof (the "Report"), I, R. Paul
Gray,  Chief  Financial  Officer  of the  Company,  certify,  to the  best of my knowledge,  pursuant to 18 U.S.C.  Section 1350, as adopted  pursuant to Section
906 of the Sarbanes-Oxley Act of 2002, that:

The Report fully compiles with the requirements of Section 13(a) or 15(d) of the
Securities Exchange Act of 1934; and

The  information  contained  in the  Report  fairly  presents,  in all  material respects, the financial condition and results of operations of the Company.

                                                  /s/ R. Paul Gray
                                                  R. Paul Gray

                                                  Chief Financial Officer
                                                  Power 3 Medical Products, Inc.
May 14, 2004